SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[ X ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                             Troy Hill Bancorp, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Troy Hill Bancorp, Inc.
- --------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title  of  each  class  of  securities  to  which  transaction  applies:


    2)  Aggregate   number  of   securities   to  which   transaction   applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date  Filed:

                                                              September 30, 1996

Dear Stockholder:

         You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Troy Hill Bancorp, Inc. The meeting will be held at the Holiday Inn located at 4859 McKnight Road, Pittsburgh, Pennsylvania, on Wednesday, October 30, 1996 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Troy Hill Bancorp, Inc. are sincerely appreciated.

                                           Sincerely,


                                       /s/ Harry B. Thaner
                                           ---------------
                                           Harry B. Thaner
                                           Chairman of the Board


                                       /s/ Ellry N. Davis
                                           --------------
                                           Ellry N. Davis
                                           President and Chief Executive Officer

                             TROY HILL BANCORP, INC.
                               1706 Lowrie Street
                         Pittsburgh, Pennsylvania 15212
                                 (412) 231-8238
                      ------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 30, 1996
                      ------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Troy Hill Bancorp, Inc. (the "Company") will be held at the Holiday Inn located at 4859 McKnight Road, Pittsburgh, Pennsylvania, on Wednesday, October 30, 1996 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect two (2) directors for a three-year term or until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1997; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 23, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Nancy H. Kufner
                                                  ---------------
                                                  Nancy H. Kufner
                                                  Secretary

Pittsburgh, Pennsylvania
September 30, 1996

- --------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING
OR   IN    PERSON    AT   ANY   TIME    PRIOR   TO   THE    EXERCISE    THEREOF.
- --------------------------------------------------------------------------------

                             TROY HILL BANCORP, INC.
                             -----------------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                October 30, 1996

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Troy Hill Bancorp, Inc. (the "Company"), which acquired all of the stock of Troy Hill Federal Savings Bank (the "Bank") issued in connection with the Bank's conversion from mutual to stock form in June 1994 (the "Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Holiday Inn located at 4859 McKnight Road, Pittsburgh, Pennsylvania, on Wednesday, October 30, 1996 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 30, 1996.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of KPMG Peat Marwick LLP for fiscal 1997 and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Nancy H. Kufner, Secretary, Troy Hill Bancorp, Inc.); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

         Only stockholders of record at the close of business on September 23, 1996 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,067,917 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the Annual Meeting is required to ratify the appointment of the independent auditors. Because of the required vote, abstentions will have the effect of a vote against this proposal. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of three years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         Except as described below, no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees for director currently serves as a director of the Company. Mr. Harry B. Thaner, Chairman of the Board, is the father of Edwin A. Thaner, Director.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Bank.

           Nominees for Director for Three-Year Terms Expiring in 1999

                                 Principal Occupation During        Director
Name               Age(1)            the Past Five Years             Since
- ----               ------            -------------------             -----

Raymond K. Aiken     60         Director; President and Chief         1972
                                Operating Officer of Lockhart
                                Chemical Co., Gibsonia,
                                Pennsylvania, since March
                                1989.

Edwin A. Thaner      48         Director; Proprietor and              1985
                                principal engineer with E.A.
                                Thaner & Associates, Wexford,
                                Pennsylvania, a civil
                                engineering firm.


         The Board of Directors recommends that you vote FOR election of the nominees for director.

             Members of the Board of Directors Continuing in Office

                       Director Whose Term Expires in 1997


                                 Principal Occupation During        Director
Name               Age(1)            the Past Five Years             Since
- ----               ------            -------------------             -----

Ellry N. Davis       64         Director; President and Chief         1982
                                Executive Officer of the Bank
                                since January 1991 and of the
                                Company since June 1994;
                                Executive Vice President and
                                Managing Officer of the Bank
                                from January 1981 to January
                                1991.



                      Directors Whose Terms Expire in 1998

                                 Principal Occupation During        Director
Name               Age(1)            the Past Five Years             Since
- ----               ------            -------------------             -----

Harry B. Thaner      77         Chairman of the Board of the          1972
                                Bank since 1992 and of the
                                Company   since  June  1994;
                                Retired in 1979 as a partner
                                of Gateway Engineers,  Inc.,
                                Pittsburgh, Pennsylvania.

Joseph W. Snyder     47         Director;  Senior  buyer  at          1985
                                Equitable  Resources,   Inc.
                                ("ERI"),         Pittsburgh,
                                Pennsylvania,   since  April
                                1991;          Manufacturing
                                representative  of Equitable
                                Gas  Co.,  a  subsidiary  of
                                ERI,  from May 1989 to April
                                1991.

- ------------------

(1)      As of September 23, 1996.

Stockholder Nominations

         Article  7.F  of  the  Company's  Articles  of  Incorporation   governs
nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting.

         Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of
Schedule 14A and information which would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Company

         The Board of Directors of the Company meets on a monthly basis and may have additional special meetings. During the fiscal year ended June 30, 1996, the Board of Directors met 12 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period. The Board of Directors of the Company has not yet established any committees. The Board of Directors of the Bank has established the following committees:

         Internal Audit Committee. The Internal Audit Committee consists of Messrs. Aiken (Chairman), Harry B. Thaner and Snyder. The Internal Audit Committee meets with the Company's internal auditor, engages the Company's external auditors and reviews their reports. The Internal Audit Committee met four times during fiscal 1996.

         Loan Committee. The Loan Committee consists of Messrs. Davis (Chairman) and two other directors who serve on a rotating basis. The Loan Committee, which approves loans less than $250,000 originated by the Bank, meets as needed and met 52 times during fiscal 1996.

         Investment Committee. The Investment Committee consists of Messrs. Davis (Chairman), Aiken and Snyder. The Investment Committee, which reviews all securities purchased by the Company, met four times during fiscal 1996.

         In addition to the committees described above, the Bank has also established other committees which consist of members of the Board and which meet as required. These committees include: a Nominating Committee, Asset Review Committee, Pension Committee and Asset/Liability Committee.

Executive Officers Who Are Not Directors

         Set  forth  below  is   information   with  respect  to  the  principal
occupations during the last five years for the three executive officers of the Company and the Bank who do not serve as directors.

         Lawrence C. Kerr. Mr. Kerr has served as Treasurer of the Bank since January 1992 and of the Company since June 1994. Prior thereto, Mr. Kerr served as Controller of the Bank.

         Marilyn L. Scripko. Ms. Scripko has served as Vice President of the Bank since January 1992 and of the Company since June 1994. Prior thereto, Ms. Scripko served as a loan officer of the Bank.

         Nancy H. Kufner. Ms. Kufner has served as Secretary of the Bank since January 1988 and of the Company since June 1994.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person, other than Wellington Management Company, who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1996, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that Messrs. Aiken, Snyder and Edwin A. Thaner filed Form 5s late reporting the receipt of stock options and restricted stock and Mr. Aiken filed a Form 5 late reporting one stock purchase.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which were known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company and the Bank, and
(iv) all directors and executive officers of the Company and the Bank as a group.

                                                        Common Stock
                                                        Beneficially
                                                         Owned as of
Name of Beneficial Owner                            September 23, 1996(1)
- ------------------------                            ---------------------

                                                    No.                %

Troy Hill Bancorp, Inc.                          89,930(2)            8.4%
 Employee Stock Ownership Trust
 1706 Lowrie Street
 Pittsburgh, Pennsylvania  15212

Wellington Management Company                   111,300(3)           10.4%
 75 State Street
 Boston, Massachusetts  02109

Directors:
  Harry B. Thaner                                13,992(4)            1.3%
  Raymond K. Aiken                               24,112(2)(5)         2.3%
  Ellry N. Davis                                 35,244(2)(6)         3.3%
  Joseph W. Snyder                               19,212(2)(7)         1.8%
  Edwin A. Thaner                                26,382(8)            2.5%

Executive officers who are not
 Directors:
  Lawrence C. Kerr                               10,491(9)               *
  Nancy H. Kufner                                3,028(10)               *
  Marilyn L. Scripko                             9,403(11)               *

All directors and executive officers of         141,864(2)(12)       13.3%
 the Company and the Bank as a
 group (eight persons)

- ---------------

*       Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.

(2) The Troy Hill Bancorp, Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the Troy Hill Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Ellry N. Davis, Joseph W. Snyder and Raymond K. Aiken, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 20,428 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the shares held by the Trust.

(3) Consists of shares with respect to which Wellington Management Company ("WMC") shares dispositive power and which are owned by numerous investment counselling clients and, consequently, may be deemed to be beneficially owned by WMC.

(4) Includes 4,496 shares which are subject to stock options and are exercisable within 60 days and 3,597 shares which were awarded to Mr. Thaner pursuant to the Company's Recognition and Retention Plan and Trust ("RRP") and which had not vested as of the Voting Record Date. Does not include 26,382 shares beneficially owned by Edwin A. Thaner, Mr. Thaner's son.

(5) Includes 2,500 shares held by Mr. Aiken's wife, which shares may be deemed to be beneficially owned by Mr. Aiken. Also includes 9,366 shares which are subject to stock options and are exercisable within 60 days and 2,997 shares which were awarded to Mr. Aiken pursuant to the Company's RRP and which had not vested as of the Voting Record Date.

(6) Includes 4,172 shares held by Mr. Davis' wife, and 2,919 shares held jointly with Mr. Davis' wife, which shares may be deemed to be beneficially owned by Mr. Davis. Also includes, 8,993 shares which are subject to stock options and are exercisable within 60 days, 8,094 shares which were awarded to Mr. Davis pursuant to the Company's RRP and which had not vested as of the Voting Record Date, and 5,134 shares which are held by the Company's ESOP for the account of Mr. Davis.

(7) Includes 2,500 shares held by Mr. Snyder's wife, which shares may be deemed to be beneficially owned by Mr. Snyder. Also includes 9,366 shares which are subject to stock options and are exercisable within 60 days and 2,997 shares which were awarded to Mr. Snyder pursuant to the Company's RRP and which had not vested as of the Voting Record Date.

(8) Includes 7,335 shares held by Mr. Thaner's wife, which shares may be deemed to be beneficially owned by Mr. Thaner. Also includes 9,366 shares which are subject to stock options and are exercisable within 60 days and 2,997 shares which were awarded to Mr. Thaner pursuant to the Company's RRP and which had not vested as of the Voting Record Date. Does not include 13,992 shares beneficially owned by Harry B. Thaner, Mr. Thaner's father.

(9) Includes 780 shares which are owned jointly by Mr. Kerr and his wife. Also includes 2,248 shares which are subject to stock options and are exercisable within 60 days, 2,922 shares which were awarded to Mr. Kerr pursuant to the Company's RRP and which had not vested as of the Voting Record Date, and 3,186 shares which are held by the Company's ESOP for the account of Mr. Kerr.

(10) Includes 450 shares which are subject to stock options and are exercisable within 60 days, 899 shares which were awarded to Ms. Kufner pursuant to the Company's RRP and which had not vested as of the Voting Record Date, and 1,454 shares which are held by the Company's ESOP for the account of Ms. Kufner.

(11) Includes 1,798 shares which are subject to stock options and are exercisable within 60 days, 2,473 shares which were awarded to Ms. Scripko pursuant to the Company's RRP and which has not vested as of the Voting Record Date and 2,714 shares which are held by the Company's ESOP for the account of Ms. Scripko.

(12) Includes in the case of all directors and officers of the Company and the Bank as a group, options to purchase 46,083 shares pursuant to the Company's 1994 Stock Option Plan which are exercisable within 60 days. Also includes, in the case of all directors and officers of the Company and the Bank as a group, 26,976 shares which were awarded to certain directors and officers of the Company and the Bank pursuant to the Company's RRP and which had not vested as of the Voting Record Date and 12,488 shares which are held in trust established pursuant to the Company's ESOP, which have been allocated to the accounts of participating officers and consequently will be voted at the Annual Meeting by such participating officers.

                             EXECUTIVE COMPENSATION


Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Company or the Bank for services rendered in all capacities during the years ended June 30, 1996, 1995 and 1994 to the President and Chief Executive Officer of the Company. There were no executive officers of the Company and its subsidiaries whose total compensation during fiscal 1996 exceeded $100,000.

                                                 Annual Compensation                           Long Term Compensation
                                                 -------------------                           ----------------------

                                                                      Other                                              All
                                 Fiscal                               Annual          Stock         Number of           Other
Name and Principal Position       Year      Salary      Bonus     Compensation(1)     Grants          Options       Compensation(4)
- ---------------------------       ----      ------      -----     ---------------     ------          -------       ---------------
Ellry N. Davis                    1996     $ 92,500     $  --       $   --          $   --              --          $ 30,543
  President and Chief
  Executive Officer

                                  1995     $ 89,404     $  --       $   --          $112,551(2)       22,482(3)     $ 29,283



                                  1994     $ 83,700     $10,000     $   --          $   --              --          $   --

- ---------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended June 30, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of restricted Common Stock to Mr. Davis pursuant to the Company's RRP, which was deemed to have the indicated value as of the date of grant and which had a fair market value of $117,610 as of June 30, 1995. The awards vest 20% per year from the date of grant.

(3) Consists of awards granted pursuant to the Company's 1994 Stock Option Plan, which options vest and are exercisable at the rate of 20% per year from the date of grant.

(4) Consist of amounts allocated during the year ended June 30, 1996 on behalf of Mr. Davis pursuant to the Company's ESOP.

Stock Options

         No options were granted to the executive officer named in the Summary Compensation Table during the year ended June 30, 1996.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's 1994 Stock Option Plan by the named executive officer during the year ended June 30, 1996.

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES


                                                                    Number of Securities            Value of
                           Shares Acquired                         Underlying Unexercised      Unexercised Options
         Name                on Exercise       Value Realized        Options at Year End         at Year End(1)
         ----                -----------       --------------        -------------------         --------------
Ellry N. Davis                   --                $   --                 22,482                   $303,507

(1)      Based on a per share market price of $13.50 at June 30, 1996.

Directors' Compensation

         Directors of the Company receive no compensation. Mr. Harry B. Thaner receives $15,600 per year as Chairman of the Board of the Bank and each other non-employee director of the Bank receives $14,400 per year for service on such Board. In addition, non-employee directors of the Bank receive $75 for each committee meeting attended.

Benefits

         Retirement Plan. The Bank has a defined benefit pension plan ("Retirement Plan") for all employees who have attained the age of 21 years and have completed one year of service with the Bank. In general, the Retirement Plan provides for annual benefits payable monthly upon retirement at age 65 in an amount equal to approximately 1.5% of the "Average Compensation" of the employee (which is equal to the average of the compensation paid to him or her for the last five consecutive years of employment, excluding bonuses, commissions, overtime pay and other special compensation) for each year of service, not in excess of 35 years. Under the Retirement Plan, an employee's benefits are 20% vested after three years of service and are fully vested after five years of service. A year of service is any year in which an employee works a minimum of 1,000 hours. The Retirement Plan provides for an early retirement option with reduced benefits for participants who are age 55 and who have ten years of service. As of June 30, 1996, the Retirement Plan was fully funded and, accordingly, during the year ended June 30, 1996, neither the Company nor the Bank made any contributions to the Retirement Plan.

         Employee Stock Ownership Plan and Trust. The Company has established an ESOP for employees of the Company and the Bank. Full-time employees of the Company and the Bank who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 21 are eligible to participate in the ESOP.

        As part of the Conversion, in order to fund the purchase of 8% of the Common Stock issued in the Conversion, the ESOP borrowed funds from the Company. The loan to the ESOP will be repaid principally from the Company's and the Bank's contributions to the ESOP over a period of ten years, and the collateral for the loan consists of the Common Stock purchased by the ESOP. The interest rate for the ESOP loan will vary according to the prime rate. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowing by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Generally accepted accounting principles require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP has borrowed from the Company, such obligation is not treated as a liability, but will be excluded from stockholders' equity. If the ESOP purchases newly-issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease because of the increase in the number of outstanding shares. In either case, as the borrowing used to fund ESOP purchases are repaid, total stockholders' equity will correspondingly increase.

         Shares purchased by the ESOP with the proceeds of the loan are being held in a suspense account and will be released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20 percent per year, starting with completion of their third year of service. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         Messrs. Davis, Snyder and Aiken serve as trustees of the ESOP Trust. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given.

         The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Transactions With Certain Related Persons

         The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank's policy provides that all loans made by the Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 1996, one of the Company's executive officers had a loan balance which amounted to $56,000, or 0.3% of the Company's stockholders' equity as of such date. All of such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by KPMG Peat Marwick LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG Peat Marwick LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 30, 1997.


                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 1997, must be received at the principal executive offices of the Company, 1706 Lowrie Street, Pittsburgh, Pennsylvania 15212, Attention: Nancy H. Kufner, Secretary, no later than June 2, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 10.D of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than (i) with respect to the first annual meeting of stockholders, the close of business on the tenth day following the date on which notice of such annual meeting is mailed to stockholders and (ii) with respect to any succeeding annual meeting of stockholders, 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and
(d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1996 required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written requests should be directed to Nancy H. Kufner, Secretary, Troy Hill Bancorp, Inc., 1706 Lowrie Street, Pittsburgh, Pennsylvania 15212. The Form 10-K is not part of the proxy solicitation materials.


                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has retained Morrow & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $2,500, plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                 REVOCABLE PROXY
                             TROY HILL BANCORP, INC.

        [   ] PLEASE MARK VOTES
              AS IN THIS EXAMPLE


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TROY HILL BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 30, 1996 AND AT ANY ADJOURNMENT THEREOF.


  The undersigned, being a stockholder of the Company as of September 23, 1996, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn located at 4859 McKnight Road, Pittsburgh, Pennsylvania, on October 30, 1996 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:


1. ELECTION OF DIRECTORS:

   Nominees for three-year term:
   Raymond K. Aiken
   Edwin A. Thaner

   [   ] For               [   ] Withhold               [   ] Except


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.
- -------------------------------------------------------------------------------


2. PROPOSAL to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1997.

   [   ] For               [   ] Against                [   ] Abstain

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

   Please sign this exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


  Please be sure to sign and date this Proxy in the box below.

  __________________________________
  Date
  __________________________________
  Stockholder sign above
  __________________________________
  Co-holder (if any) sign above




   Detach above card, sign, date and mail in postage paid envelope provided.

                             TROY HILL BANCORP, INC.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY